UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-08167

Exact name of registrant as specified in charter:	Dryden Small-Cap Core
Equity Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	10/31/2006

Date of reporting period:	10/31/2006

Item 1 – Reports to Stockholders

Dryden Small-Cap Core Equity Fund, Inc.

OCTOBER 31, 2006	ANNUAL REPORT

FUND TYPE

Small-capitalization stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

December 15, 2006

Dear Shareholder:

We hope you find the annual report for the Dryden Small-Cap Core Equity Fund, Inc. informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Small-Cap Core Equity Fund, Inc.

Dryden Small-Cap Core Equity Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Small-Cap Core Equity Fund, Inc. is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns as of 10/31/06
	One Year	Five Years	Since Inception[1]
Class A	15.41%	107.26%	97.20%
Class B	14.52	99.78	84.26
Class C	14.46	99.67	84.16
Class Z	15.69	110.06	101.63
S&P SmallCap 600 Index[2]	16.10	100.87	134.61
Lipper Small-Cap Core Funds Avg.[3]	16.40	91.18	122.24

Average Annual Total Returns[4] as of 9/30/06
	One Year	Five Years	Since Inception[1]
Class A	1.52%	14.32%	6.69%
Class B	1.59	14.64	6.55
Class B—Return After Taxes on Distribution	1.59	14.64	6.48
Class B—Return After Taxes on Distribution and Sale of Fund Shares	1.03	12.88	5.70
Class C	5.59	14.75	6.55
Class Z	7.69	15.91	7.63
S&P SmallCap 600 Index[2]	7.16	15.05	9.44
Lipper Small-Cap Core Funds Avg.[3]	7.55	13.53	8.31

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date: 11/10/97. The Since Inception returns for the S&P SmallCap 600 Index and the Lipper Small-Cap Core Funds Average (Lipper Average) are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors. It gives a broad look at how small-cap stock prices have performed in the United States.

3The Lipper Average represents returns based on an average return of all funds in the Lipper Small-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have wide latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index.

4The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the S&P SmallCap 600 Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/06
Cerner Corp., Healthcare Technology	1.2%
Immucor, Inc., Healthcare Equipment & Supplies	1.1
OM Group, Inc., Chemicals	1.1
Manitowoc Co., Inc. (The), Machinery	1.0
Men’s Wearhouse, Inc. (The), Specialty Retail	1.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/06
Specialty Retail	5.1%
Machinery	5.0
Healthcare Equipment & Supplies	5.0
Commercial Banks	5.0
Electronic Equipment & Instruments	4.7

Industry weightings reflect only long-term investments and are subject to change.

Dryden Small-Cap Core Equity Fund, Inc.	3

Investment Subadviser’s Report

Quantitative Management Associates LLC

Market review

The 12 months ended October 31, 2006, were a period of strong economic growth and substantial overall corporate profits. It was also a good period for the stocks in the S&P SmallCap 600 Index (the Index), the Fund’s benchmark. Every sector had a moderate or strong return, while two small sectors had excellent results—the tiny telecommunication services sector and materials. However, the economy slowed over the period and concerns about the prospects for future growth shadowed the markets. These concerns focused primarily on high energy prices, rising interest rates, and the collapse of the housing market. Value stocks outperformed growth stocks during most of the strongest markets and led substantially over the full reporting period. Although the overall Index generally moved ahead except for a sharp downturn between May 8 and July 21, 2006, there were huge variations in return among individual stocks and industries, providing ample room for good stock selection to gain traction. Small-cap stocks were more volatile than large-cap stocks, responding more dramatically to both rising and declining markets, but finished the reporting period in line with the stocks of larger firms.

The foundation for the Index’s strong performances was the return of its largest sector, industrials, despite a very wide dispersion of returns within the sector. The industrials sector is broad enough to include both construction & farm machinery and human resources & employment services. Within both of these groups, some stocks had returns above 60% while others had substantial losses. Investors clearly were being quite selective. The highest sector return was in materials, which added more than a third to its market value over the reporting period. Corporate earnings grew particularly rapidly in the materials sector, driving share prices up. Moreover, the sector benefited from considerable talk about consolidation during a period of exceptional demand from a growing world economy. The possibility of mergers raised some share prices, while others benefited from the prospect of greater control over future supply. The aluminum industry more than doubled over the reporting period, while diversified metals & mining and specialty chemicals also contributed some of the largest industry advances in the Index.

Of the other market leaders, consumer staples included three of the 10 highest industry returns—soft drinks, tobacco, and agricultural products—even though it is one of the smallest sectors in the Index. The high price of oil drove both profitability and share price gains in the energy sector.

Three sectors had returns that were below this strong market’s average but were still quite good by historical standards. Technology included strong industries such as electrical components & equipment, electronic manufacturing services, and

4	Visit our website at www.jennisondryden.com

communications equipment, but also weak returns from software & services and semiconductors as well as steeply declining computer hardware stocks. In part this reflected slow sales of personal computers because of the delay in delivery of Microsoft’s new operating system. Among consumer discretionary stocks, relatively robust media, hotels, and casinos & gaming stocks were offset by steep declines on household appliances, general merchandise stores, and home building. Returns on retailing stocks were generally below average. The financials sector was supported by very high returns on consumer finance and investment banks/brokerages, but banks and insurance companies had below-average returns.

Healthcare was the one sector in the S&P Smallcap 600 Index with a clearly subpar, although moderately positive, return. Stocks in the healthcare facilities industry declined and equipment & services were generally weak.

Performance review

The Fund’s Class A shares (+15.41%) trailed the S&P Smallcap 600 Index (+16.10%) and the Lipper Small-Cap Core Funds Average (+16.40%), a measure of comparable funds’ performance.

The Fund is actively managed with the goal of outperforming the Index. To meet this objective, we invest in both rapidly and slowly growing companies. This limits our exposure to any particular style of investing and can reduce the Fund’s volatility relative to the Index. When selecting the stocks of more rapidly growing companies, we place a heavier emphasis on signals about their future growth prospects. We call these signals “news.” For example, upward revisions in the earnings forecasts of Wall Street analysts characterize many good news situations. We emphasize attractive valuation for slowly growing stocks, and invest more heavily in stocks that are cheaply priced relative to the firms’ earnings prospects and book value. In addition, we consider the tax implications of our trading in an attempt to minimize taxable distributions to the Fund while not sacrificing performance.

Over the reporting period, the Fund benefited from an overweight in the more attractively valued stocks compared with their weighting in the Index. They outperformed stocks with high price-to-earnings multiples. However, our selections from among these more attractively valued stocks did not perform as strongly as expected, offsetting the benefit of the overweight. Many of our selections were economically sensitive firms within the materials sector, such as those in construction materials. These performed poorly as economic activity began to show signs of deceleration.

Dryden Small-Cap Core Equity Fund, Inc.	5

Investment Subadviser’s Report (continued)

Our selection among the stocks of more rapidly growing companies performed well. Our emphasis on analysts’ earnings revisions led us to hold companies such as Immucor (+59%) and avoid companies such as Avid Technology (–27%) and Massey Energy (–37%).

Within the Index, stocks of smaller firms outperformed stocks of larger companies. The Fund had a modest underweighting in these smaller stocks, which was a mild detriment to its performance.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

6	Visit our website at www.jennisondryden.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2006, at the beginning of the period, and held through the six-month period ended October 31, 2006.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Dryden Small-Cap Core Equity Fund, Inc.	7

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Small-Cap Core Equity Fund, Inc.		Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$975.40	1.04%	$5.18
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30

Class B	Actual	$1,000.00	$971.60	1.79%	$8.90
	Hypothetical	$1,000.00	$1,016.18	1.79%	$9.10

Class C	Actual	$1,000.00	$971.60	1.79%	$8.90
	Hypothetical	$1,000.00	$1,016.18	1.79%	$9.10

Class Z	Actual	$1,000.00	$976.80	0.79%	$3.94
	Hypothetical	$1,000.00	$1,021.22	0.79%	$4.02

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2006, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2006 (to reflect the six-month period).

8	Visit our website at www.jennisondryden.com

Portfolio of Investments

as of October 31, 2006

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.5%
COMMON STOCKS
CONSUMER DISCRETIONARY 16.4%

Auto Components
2,000	American Axle & Manufacturing Holdings, Inc.	$37,500

Distributors 0.3%
19,800	Building Material Holdings Corp.(b)	515,988

Diversified Consumer Services 1.2%
20,500	Bright Horizons Family Solutions, Inc.(a)	787,610
6,700	Jackson Hewitt Tax Service, Inc.	231,820
8,800	Pre-Paid Legal Services, Inc.(b)	373,560
9,500	Universal Technical Institute, Inc.(a)(b)	189,810
5,600	Vertrue, Inc.(a)	251,832

		1,834,632

Hotels, Restaurants & Leisure 3.1%
5,500	Brinker International, Inc.	255,365
700	Buffalo Wild Wings, Inc.(a)	36,190
1,100	California Pizza Kitchen, Inc.(a)	35,497
11,100	CBRL Group, Inc.	487,401
22,200	CEC Entertainment, Inc.(a)	765,234
2,600	IHOP Corp.	135,642
24,000	Jack in the Box, Inc.(a)	1,346,640
16,900	Landry’s Restaurants, Inc.	495,170
6,400	O’Charleys, Inc.(a)	127,296
300	Panera Bread Co.(a)(b)	18,540
1,900	PF Chang’s China Bistro, Inc.(a)	79,458
8,600	Red Robin Gourmet Burgers, Inc.(a)	414,864
20,000	Ryan’s Restaurant Group, Inc.(a)	324,200
3,400	Town Sports International Holdings, Inc.(a)	59,024

		4,580,521

Household Durables 1.6%
13,800	Ethan Allen Interiors, Inc.	491,556
24,900	Interface, Inc. (Class A)(a)	362,295
11,200	Meritage Homes Corp.(a)(b)	512,736
700	NVR, Inc.(a)(b)	393,050
27,000	Standard-Pacific Corp.	654,210

		2,413,847

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	9

Portfolio of Investments

as of October 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Internet & Catalog Retail 0.1%
3,600	FTD Group, Inc.(a)	$57,420
6,700	PetMed Express, Inc.(a)	83,750

		141,170

Leisure Equipment & Products 1.4%
15,100	Jakks Pacific, Inc.(a)(b)	327,519
9,000	Polaris Industries, Inc.(b)	385,380
34,493	Pool Corp.(b)	1,413,523

		2,126,422

Media 0.2%
8,600	ADVO, Inc.	252,496
4,400	Live Nation, Inc.(a)	93,544

		346,040

Multi-line Retail 0.1%
15,300	Fred’s Inc.	200,124

Specialty Retail 5.1%
10,000	Cato Corp. (The)(Class A)	228,900
1,600	Children’s Place Retail Stores, Inc. (The)(a)(b)	112,304
15,400	Christopher & Banks Corp.	415,646
24,300	Dress Barn, Inc.(a)	527,796
5,900	Genesco, Inc.(a)	221,663
4,900	Group 1 Automotive, Inc.	280,819
30,000	Gymboree Corp.(a)(b)	1,393,800
11,400	Haverty Furniture Cos., Inc.(b)	180,120
950	Hibbett Sporting Goods, Inc.(a)	27,778
38,050	Men’s Wearhouse, Inc. (The)(b)	1,516,293
16,100	Midas, Inc.(a)	332,143
56,200	Select Comfort Corp.(a)(b)	1,201,556
15,300	Sonic Automotive, Inc.	402,390
20,700	Tween Brands, Inc.(a)	865,674
800	Zale Corp.(a)	23,072

		7,729,954

Textiles, Apparel & Luxury Goods 3.3%
28,650	Brown Shoe Co., Inc.	1,116,204
4,800	Deckers Outdoor Corp.(a)	255,216
40,000	Fossil, Inc.(a)(b)	873,600
12,200	Kellwood Co.(b)	373,320
17,600	K-Swiss, Inc. (Class A)	621,632

See Notes to Financial Statements.

10	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

200	Oxford Industries, Inc.	$10,556
25,800	Phillips-Van Heusen	1,180,608
2,400	Skechers U.S.A., Inc. (Class A)(a)	71,736
1,300	Unifirst Corp.	46,865
7,600	Wolverine World Wide, Inc.	215,536

		4,765,273
CONSUMER STAPLES 3.1%

Beverages 0.1%
2,400	Hansen Natural Corp.(a)	76,200
2,200	MGP Ingredients, Inc.	49,390

		125,590

Food & Staples Retailing 0.7%
17,500	Casey’s General Stores, Inc.	424,725
1,900	Great Atlantic & Pacific Tea Co.(b)	52,573
7,600	Longs Drug Stores Corp.	327,104
7,100	Nash Finch Co.(b)	184,245

		988,647

Food Products 1.3%
28,700	Chiquita Brands International, Inc.	393,190
21,100	Corn Products International, Inc.	763,609
1,300	Delta & Pine Land Co.	52,663
2,400	J&J Snack Foods Corp.	80,184
10,200	Ralcorp Holdings, Inc.(a)	504,390
6,900	TreeHouse Foods Inc.(a)	174,984

		1,969,020

Household Products 0.1%
2,700	WD-40 Co.	91,773

Personal Products 0.9%
6,200	Chattem, Inc.(a)(b)	263,004
25,800	NBTY, Inc.(a)	717,756
9,700	USANA Health Sciences, Inc.(a)(b)	435,724

		1,416,484
ENERGY 6.7%

Energy Equipment & Services 3.7%
3,400	Atwood Oceanics, Inc.(a)	157,080
2,600	Basic Energy Services, Inc.(a)	63,544

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	11

Portfolio of Investments

as of October 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

2,900	Bristow Group, Inc.(a)(b)	$96,280
9,800	Complete Production Services, Inc.(a)	189,042
7,300	Lufkin Industries, Inc.	440,482
5,900	NS Group, Inc.(a)	385,624
11,800	Oceaneering International, Inc.(a)	424,682
2,000	Parker Drilling Co.(a)	16,380
13,500	SEACOR Holdings, Inc.(a)(b)	1,207,980
2,400	Superior Well Services, Inc.(a)	57,936
6,600	Tidewater, Inc.	328,218
27,300	Unit Corp.(a)	1,266,447
4,100	Veritas DGC, Inc.(a)(b)	295,241
12,900	W-H Energy Services, Inc.(a)	604,107

		5,533,043

Oil, Gas & Consumable Fuels 3.0%
24,638	Cimarex Energy Co.	887,443
35,600	Frontier Oil Corp.(b)	1,046,640
9,400	Helix Energy Solutions Group, Inc.(a)(b)	303,620
13,400	Massey Energy Co.	338,350
1,700	Petroleum Development Corp.(a)	78,455
8,900	St. Mary Land & Exploration Co.	331,881
8,100	Stone Energy Corp.(a)	315,657
26,100	Swift Energy Co.(a)	1,219,392

		4,521,438
FINANCIAL 16.3%

Capital Markets 1.3%
30,100	Knight Capital Group, Inc. (Class A)(a)	561,365
6,300	MCG Capital Corp.	112,896
15,900	Piper Jaffray Cos., Inc.(a)(b)	1,099,485
8,233	SWS Group, Inc.	228,795

		2,002,541

Commercial Banks 5.0%
13,900	Central Pacific Financial Corp.	511,381
1,400	Chittenden Corp.	41,286
10,400	Community Bank System, Inc.	258,440
12,600	East West Bancorp, Inc.	460,026
4,800	First Bancorp (Puerto Rico)(b)	47,520
7,550	First Midwest Bancorp, Inc.	287,127
3,600	First Republic Bank	140,184
19,500	Hanmi Financial Corp.	416,715

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

10,825	Independent Bank Corp.	$258,718
20,400	Irwin Financial Corp.	452,268
24,400	Nara Bancorp, Inc.	463,600
4,000	Pinnacle Financial Partners, Inc.(a)	132,960
7,300	PrivateBancorp, Inc.	299,811
1,600	Prosperity Bancshares, Inc.	55,504
11,590	Provident Bankshares Corp.	418,863
46,163	Republic Bancorp, Inc.	617,657
11,800	South Financial Group, Inc. (The)	313,054
8,800	Sterling Financial Corp.	292,688
27,700	Susquehanna Bancshares, Inc.	692,222
2,700	Umpqua Holdings Corp.	76,248
10,600	United Bankshares, Inc.	404,814
9,400	Whitney Holding Corp.	307,004
9,300	Wintrust Financial Corp.	448,818

		7,396,908

Consumer Finance 1.1%
9,100	Cash America International, Inc.	376,103
24,300	First Cash Financial Services, Inc.(a)	525,123
15,700	World Acceptance Corp.(a)(b)	784,843

		1,686,069

Diversified Financial Services 0.3%
5,150	Financial Federal Corp.	141,728
7,000	Portfolio Recovery Associates, Inc.(a)(b)	326,340

		468,068

Insurance 2.5%
1,350	Delphi Financial Group, Inc. (Class A)	52,988
16,300	LandAmerica Financial Group, Inc.	1,028,367
10,300	Presidential Life Corp.	243,080
8,800	Safety Insurance Group, Inc.	440,088
2,500	SeaBright Insurance Holdings, Inc.(a)	41,025
7,400	Selective Insurance Group, Inc.	408,850
7,700	Stewart Information Services Corp.	285,362
27,300	Zenith National Insurance Corp.	1,269,996

		3,769,756

Real Estate Investment Trust (REIT) 3.8%
23,000	Affordable Residential Communities, Inc.(a)(b)	252,540
5,400	American Home Mortgage Investment Corp.(b)	184,518
23,600	Anthracite Capital, Inc.	337,952

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	13

Portfolio of Investments

as of October 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

7,400	Ashford Hospitality Trust, Inc.	$95,312
12,900	Colonial Properties Trust(b)	650,031
18,300	Entertainment Properties Trust	1,006,500
9,400	Glenborough Realty Trust, Inc.	244,212
19,000	Lexington Corporate Properties Trust(b)	404,700
13,400	National Retail Properties, Inc.(b)	301,098
24,350	New Century Financial Corp.(b)	958,903
16,200	Parkway Properties, Inc.	799,308
8,400	Ramco-Gershenson Properties	275,604
4,700	Resource Capital Corp	77,409
9,400	Spirit Finance Corp.	111,954

		5,700,041

Thrifts & Mortgage Finance 2.3%
38,900	Bankunited Financial Corp.(b)	1,049,133
8,425	Dime Community Bancshares	117,529
13,100	Downey Financial Corp.(b)	902,328
17,600	FirstFed Financial Corp.(a)(b)	1,087,152
9,100	Flagstar Bancorp, Inc.(b)	136,773
4,900	MAF Bancorp, Inc.	211,141

		3,504,056
HEALTHCARE 10.6%

Healthcare Equipment & Supplies 5.0%
9,500	Biosite, Inc.(a)(b)	436,335
3,100	Cytyc Corp.(a)	81,902
1,600	Haemonetics Corp.(a)	72,960
13,800	ICU Medical, Inc.(a)	583,050
17,900	IDEXX Laboratories, Inc.(a)	1,489,459
59,650	Immucor, Inc.(a)	1,642,165
600	Invacare Corp.	13,098
28,400	Mentor Corp.(b)	1,329,120
14,200	Palomar Medical Technologies, Inc.(a)(b)	668,678
17,900	PolyMedica Corp.	743,745
5,100	Respironics, Inc.(a)	180,132
4,500	Vital Signs, Inc.	253,620

		7,494,264

Healthcare Providers & Services 2.7%
3,800	Amedisys, Inc.	154,166
2,200	AMERIGROUP Corp.(a)	65,912
35,900	AmSurg Corp.(a)(b)	754,618
7,600	Chemed Corp.	269,724

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

1,800	Genesis HealthCare Corp.(a)	$87,174
11,900	Healthways, Inc.(a)(b)	503,965
13,800	Lincare Holdings Inc.(a)	463,128
2,400	Manor Care, Inc.	115,176
22,400	Odyssey Healthcare, Inc.(a)(b)	296,800
1,800	Owens & Minor, Inc.	56,718
1,800	Pediatrix Medical Group, Inc.(a)	80,874
36,500	Sierra Health Services, Inc.(a)(b)	1,249,760

		4,098,015

Healthcare Technology 1.5%
36,100	Cerner Corp.(a)(b)	1,743,991
22,900	Dendrite International, Inc.(a)	239,305
24,300	Emdeon Corp.(a)	283,095

		2,266,391

Life Sciences, Tools & Services 0.2%
14,000	Luminex Corp.(a)	225,680
1,800	Parexel International Corp.(a)	53,280

		278,960

Pharmaceuticals 1.2%
28,500	Alpharma, Inc. (Class A)	628,995
3,700	CNS, Inc.	137,085
38,300	Noven Pharmaceuticals, Inc.(a)	850,643
9,700	Sciele Pharma, Inc.(a)	211,557

		1,828,280
INDUSTRIALS 18.2%

Aerospace & Defense 2.0%
24,100	Armor Holdings, Inc.(a)(b)	1,240,186
14,400	Ceradyne, Inc.(a)(b)	594,000
1,700	Moog, Inc. (Class A)(a)	63,410
14,600	Teledyne Technologies, Inc.(a)	609,112
8,900	Triumph Group, Inc.(b)	428,535

		2,935,243

Air Freight & Logistics 0.2%
2,500	Forward Air Corp.	81,175
6,200	HUB Group, Inc.(a)	168,392

		249,567

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	15

Portfolio of Investments

as of October 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Airlines
8,400	Mesa Air Group, Inc.(a)	$74,760

Building Products 1.9%
27,490	Griffon Corp.(a)	675,979
28,300	Lennox International, Inc.	762,968
19,100	NCI Buildings Systems, Inc.(a)(b)	1,143,135
6,100	Universal Forest Products, Inc.	276,818

		2,858,900

Commercial Services & Supplies 4.4%
11,400	ABM Industries, Inc.	226,404
16,900	Administaff, Inc.	582,205
15,800	Bowne & Co., Inc.	246,954
12,900	Brady Corp. (Class A)	477,300
2,300	Central Parking Corp.	39,445
3,300	Consolidated Graphics, Inc.(a)	205,161
3,400	Healthcare Services Group	92,412
19,100	Heidrick & Struggles International, Inc.(a)	780,617
9,600	Herman Miller, Inc.	329,088
28,700	John H. Harland Co.	1,173,543
19,100	Labor Ready, Inc.(a)	334,441
24,100	ON Assignment, Inc.(a)	273,535
96,000	Spherion Corp.(a)	696,000
10,400	United Stationers, Inc.(a)	496,600
12,300	Viad Corp.	454,485
2,900	Volt Information Sciences, Inc.(a)(b)	114,550
2,500	Waste Connections, Inc.(a)(b)	101,725

		6,624,465

Construction & Engineering 0.5%
2,500	Granite Construction, Inc.	130,250
2,400	Perini Corp.(a)	59,328
14,900	URS Corp.(a)	602,109

		791,687

Electrical Equipment 2.3%
24,900	Acuity Brands, Inc.	1,233,546
9,950	A.O. Smith Corp.	349,842
25,300	Belden CDT, Inc.	915,860
14,100	Regal-Beloit Corp.(b)	697,245
7,400	Woodward Governor Co.	264,254

		3,460,747

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

Industrial Conglomerates 0.1%
5,400	Tredegar Corp.	$94,176

Machinery 5.0%
3,000	Barnes Group, Inc.	60,150
16,300	EnPro Industries, Inc.(a)	521,600
38,300	Gardner Denver, Inc.(a)	1,301,817
8,150	IDEX Corp.	382,235
23,000	JLG Industries, Inc.	635,950
8,200	Kaydon Corp.	342,760
1,600	Lindsay Manufacturing Co.	52,624
27,700	Manitowoc Co., Inc. (The)(b)	1,520,175
33,200	Mueller Industries, Inc.	1,217,444
600	Oshkosh Truck Corp.	27,126
4,800	Robbins & Myers, Inc.	184,752
21,700	Toro Co.	936,572
8,700	Valmont Industries, Inc.	485,460

		7,668,665

Road & Rail 1.0%
25,000	Arkansas Best Corp.	1,024,500
15,200	Knight Transportation, Inc.(b)	276,944
4,600	Old Dominion Freight Line(a)(b)	127,236

		1,428,680

Trading Companies & Distributors 0.8%
36,750	Applied Industrial Technologies, Inc.	1,056,195
1,200	H&E Equipment Services, Inc.(a)	32,196
3,200	Kaman Corp. (Class A)	65,248
600	Watsco, Inc.	29,880

		1,183,519
INFORMATION TECHNOLOGY 17.4%

Communications Equipment 2.0%
16,900	Avocent Corp.(a)	620,399
14,300	Black Box Corp.	637,637
59,100	C-COR, Inc.(a)	590,409
26,600	Digi International, Inc.(a)	372,932
11,100	Ditech Networks, Inc.(a)	87,579
13,800	Harmonic, Inc.(a)	111,918
2,800	Inter-Tel, Inc.	57,932
16,200	Mastec, Inc.(a)	177,390
1,600	Polycom, Inc.(a)	43,840

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	17

Portfolio of Investments

as of October 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

9,200	Symmetricom, Inc.(a)	$77,924
8,200	Viasat, Inc.(a)	222,548

		3,000,508

Computers & Peripherals 0.4%
10,400	Brocade Communications Systems, Inc.(a)	84,344
7,700	Komag, Inc.(a)(b)	294,525
9,600	QLogic Corp.(a)	197,568
1,500	Western Digital Corp.(a)(b)	27,420

		603,857

Electronic Equipment & Instruments 4.7%
35,800	Agilysys, Inc.	530,914
6,000	Brightpoint, Inc.(a)	72,600
12,400	Checkpoint Systems, Inc.(a)	225,804
19,800	Coherent, Inc.(a)	638,154
4,000	CTS Corp.	56,480
2,400	Gerber Scientific, Inc.(a)	35,064
7,400	Global Imaging Systems, Inc.(a)	161,098
19,900	Insight Enterprises, Inc.(a)	427,651
21,800	Itron, Inc.(a)(b)	1,186,792
4,300	Littelfuse, Inc.(a)	145,598
31,400	LoJack Corp.(a)	626,744
27,300	Methode Electronics, Inc. (Class A)	302,211
8,200	MTS Systems Corp.	272,978
12,400	Park Electrochemical Corp.	380,928
25,400	Paxar Corp.(a)	508,508
700	Rogers Corp.(a)	48,979
46,600	Technitrol, Inc.	1,175,252
1,600	Trimble Navigation Ltd.(a)	73,952
6,000	Vishay Intertechnology, Inc.(b)	80,940

		6,950,647

Internet Software & Services 1.1%
2,200	Digital Insight Corp.(a)	67,716
30,600	J2 Global Communications, Inc.(a)(b)	839,664
8,000	Travelzoo, Inc.(a)	260,560
19,100	Websense, Inc.(a)	522,767

		1,690,707

IT Services 1.3%
9,900	eFunds Corp.(a)	245,520
2,000	Gevity HR, Inc.	45,200

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

26,700	Global Payments, Inc.	$1,167,057
9,600	Keane, Inc.(a)(b)	111,264
300	MAXIMUS, Inc.	8,373
10,500	Talx Corp.	255,360
9,100	Tyler Technologies, Inc.(a)	129,129

		1,961,903

Semiconductors & Semiconductor Equipment 3.8%
66,100	Advanced Energy Industries, Inc.(a)	1,039,092
37,300	ATMI, Inc.(a)	1,182,037
69,400	Brooks Automation, Inc.(a)	985,480
15,700	DSP Group, Inc.(a)	341,004
11,500	Exar Corp.(a)	149,155
14,000	Kulicke & Soffa Industries, Inc.(a)	125,720
6,500	Pericom Semiconductor Corp.(a)	62,465
12,100	Supertex, Inc.(a)	537,361
37,000	Varian Semiconductor Equipment Associates, Inc.(a)	1,350,130

		5,772,444

Software 4.1%
33,600	Altiris, Inc.(a)	756,336
9,900	ANSYS, Inc.(a)	455,400
20,100	FactSet Research Systems, Inc.	1,023,090
18,150	Hyperion Solution Corp.(a)	678,810
22,200	JDA Software Group, Inc.(a)	326,562
23,700	Manhattan Associates, Inc.(a)	699,861
6,500	MicroStrategy, Inc. (Class A)(a)(b)	775,775
11,200	Progress Software Corp.(a)	322,448
10,400	Quality Systems, Inc.	441,376
31,500	Radiant Systems, Inc.(a)	346,815
12,800	Synopsys, Inc.(a)	288,128

		6,114,601
MATERIALS 5.8%

Chemicals 1.9%
22,700	Georgia Gulf Corp.	485,553
11,200	MacDermid, Inc.	374,640
28,600	OM Group, Inc.(a)(b)	1,630,200
52,700	PolyOne Corp.(a)	432,140

		2,922,533

Construction Materials
800	Texas Industries, Inc.	49,680

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	19

Portfolio of Investments

as of October 31, 2006 Cont’d.

Shares	Description	Value (Note 1)

Containers & Packaging 0.4%
30,000	Caraustar Industries, Inc.(a)	$324,900
15,600	Rock-Tenn Co. (Class A)	321,984

		646,884

Metals & Mining 3.4%
2,000	Aleris International, Inc.(a)	103,020
3,300	Carpenter Technology Corp.	353,067
18,600	Century Aluminum Co.(a)(b)	723,912
35,200	Chaparral Steel Co.	1,463,968
14,200	Cleveland-Cliffs, Inc.	600,518
16,200	Commercial Metals Co.	431,082
23,925	Quanex Corp.	801,727
8,300	Reliance Steel & Aluminum Co.	285,105
5,600	Ryerson, Inc.(b)	134,960

		4,897,359

Paper & Forest Products 0.1%
3,800	Neenah Paper, Inc.	139,954
3,400	Schweitzer-Mauduit International, Inc.	78,404

		218,358
TELECOMMUNICATION SERVICES 0.3%

Diversified Telecommunication Services 0.3%
9,400	Commonwealth Telephone Enterprises, Inc.	393,484
UTILITIES 4.7%

Electric Utilities 0.4%
5,800	Allete, Inc.(b)	261,580
1,300	Central Vermont Public Service Corp.	29,341
14,900	El Paso Electric Co.(a)	348,064
800	Unisource Energy Corp.	28,464
100	Westar Energy, Inc.	2,532

		669,981

Gas Utilities 3.6%
37,700	Atmos Energy Corp.	1,158,521
29,000	Energen Corp.	1,241,780
3,300	Laclede Group, Inc. (The)	117,579
2,600	Northwest Natural Gas Co.	107,562
6,500	South Jersey Industries, Inc.	201,045
52,425	Southern Union Co.(b)	1,451,124

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

3,500	Southwest Gas Corp.	$125,580
39,700	UGI Corp.	1,052,050

		5,455,241

Multi-Utilities 0.2%
9,400	Avista Corp.	241,956

Water Utilities 0.5%
17,400	American States Water Co.(b)	730,800

	Total long-term investments (cost $112,494,240)	149,522,167

Principal Amount (000)
SHORT-TERM INVESTMENTS 29.9%
U.S. Government Security 0.1%
	United States Treasury Bill 4.69-4.77%, 12/14/06(c)(d)
$ 85	(cost $84,518)	84,504

Shares

Affiliated Money Market Mutual Fund 29.8%
	Dryden Core Investment Fund—Taxable Money Market Series
44,826,486	(cost $44,826,486; includes $43,904,363 of cash collateral received for securities on loan) (Note 3)(e)(f)	44,826,486

	Total short-term investments (cost $44,911,044)	44,910,990

	Total Investments 129.4% (cost $157,405,244; Note 5)	194,433,157
	Liabilities in excess of other assets(g) (29.4%)	(44,122,199)

	Net Assets 100.0%	$150,310,958

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $42,123,157; cash collateral of $43,904,363 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	All or portion of security segregated as collateral for financial futures contracts.
(d)	Rate quoted represents yield-to-maturity as of purchase date.
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	21

Portfolio of Investments

as of October 31, 2006 Cont’d.

(g)	Includes net unrealized appreciation on financial futures as follows:

Open future contracts outstanding at October 31, 2006:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2006	Unrealized Appreciation
	Long Position:
2	Russell 2000 Index Futures	Dec. 2006	$742,625	$771,000	$28,375

The sector classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2006 was as follows:

Affiliated Money Market Mutual Fund (including 29.2% of collateral received for securities on loan)	29.8%
Industrials	18.2
Information Technology	17.4
Consumer Discretionary	16.4
Financial	16.3
Healthcare	10.6
Energy	6.7
Materials	5.8
Utilities	4.7
Consumer Staples	3.1
Telecommunication Services	0.3
United States Government Security	0.1

129.4
Liabilities in excess of other assets	(29.4)

100.0%

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Financial Statements

OCTOBER 31, 2006	ANNUAL REPORT

Dryden Small-Cap Core Equity Fund, Inc.

Statement of Assets and Liabilities

as of October 31, 2006

Assets
Investments at value, including securities on loan of $42,123,157:
Unaffiliated investments (cost $112,578,758)	$149,606,671
Affiliated investments (cost $44,826,486)	44,826,486
Cash	13,020
Receivable for investments sold	5,315,506
Receivable for Fund shares sold	278,845
Dividends and interest receivable	57,772
Prepaid expenses	3,417

Total assets	200,101,717

Payable to broker for collateral for securities on loan (Note 4)	43,904,363
Payable for investments purchased	5,362,816
Payable for Fund shares reacquired	211,756
Accrued expenses	136,759
Management fee payable	76,095
Distribution fee payable	50,975
Transfer agent fee payable	43,980
Due to broker—variation margin	2,600
Deferred directors’ fees	1,415

Total liabilities	49,790,759

Net Assets	$150,310,958

Net assets were comprised of:
Common stock, at par	$7,860
Paid-in capital in excess of par	119,423,633

119,431,493
Accumulated net investment loss	(1,415)
Accumulated net realized loss on investment transactions	(6,175,408)
Net unrealized appreciation on investments	37,056,288

Net assets, October 31, 2006	$150,310,958

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($102,496,833 ÷ 5,283,775 shares of common stock issued and outstanding)	$19.40
Maximum sales charge (5.50% of offering price)	1.13

Maximum offering price to public	$20.53

Class B
Net asset value, offering price and redemption price per share ($16,156,162 ÷ 890,893 shares of common stock issued and outstanding)	$18.13

Class C
Net asset value, offering price and redemption price per share ($18,646,771 ÷ 1,028,508 shares of common stock issued and outstanding)	$18.13

Class Z
Net asset value, offering price and redemption price per share ($13,011,192 ÷ 656,391 shares of common stock issued and outstanding)	$19.82

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	25

Statement of Operations

Year Ended October 31, 2006

Net Investment Loss
Income
Unaffiliated dividends (net of foreign withholding taxes of $799)	$1,325,196
Affiliated dividend income	49,634
Affiliated income from securities loaned, net	80,474
Interest	7,946

Total income	1,463,250

Expenses
Management fee	862,341
Distribution fee—Class A	250,778
Distribution fee—Class B	177,516
Distribution fee—Class C	160,240
Transfer agent’s fee and expenses (including affiliated expense of $167,400)(Note 3)	198,000
Custodian’s fees and expenses	75,000
Registration fees	53,000
Reports to shareholders	42,000
Legal fees and expenses	36,000
Audit fee	17,000
Directors’ fees	14,000
Insurance	3,000
Miscellaneous	22,682

Total expenses	1,911,557

Net investment loss	(448,307)

Realized And Unrealized Gain On Investments
Net realized gain on:
Investment transactions	7,613,267
Financial futures transactions	37,823

7,651,090

Net change in unrealized appreciation on:
Investments	11,988,701
Financial futures contracts	27,525

12,016,226

Net gain on investments	19,667,316

Net Increase In Net Assets Resulting From Operations	$19,219,009

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended September 30,
	2006	2005
Increase (Decrease) In Net Assets
Operations:
Net investment loss	$(448,307)	$(651,230)
Net realized gain on investments transactions	7,651,090	17,045,100
Net change in unrealized appreciation/depreciation on investments	12,016,226	(1,737,514)

Net increase in net assets resulting from operations	19,219,009	14,656,356

Fund share transactions (net of share conversions) ( Note 6)
Net proceeds from shares sold	41,467,905	36,830,440
Cost of shares reacquired	(36,743,549)	(22,697,689)

Net increase in net assets from Fund share transactions	4,724,356	14,132,751

Total increase	23,943,365	28,789,107

Net Assets:
Beginning of year	126,367,593	97,578,486

End of year	$150,310,958	$126,367,593

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	27

Notes to Financial Statements

Dryden Small-Cap Core Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 4, 1997. Investment operations commenced on November 10, 1997.

The Fund’s investment objective is to seek long-term capital appreciation. It invests primarily in equity securities of small-cap U.S. companies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter are valued at market value using prices provided by an independent pricing agent or principal market maker. Future contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the

28	Visit our website at www.jennisondryden.com

investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open

Dryden Small-Cap Core Equity Fund, Inc.	29

Notes to Financial Statements

Cont’d

market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividend or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on an accrual basis. The Fund amortizes premiums and discounts on purchases of debt securities as adjustments to interest income.

Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined are in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

30	Visit our website at www.jennisondryden.com

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the sub-advisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60 of 1% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received approximately $102,800 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2006. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2006, it received approximately $19,500 and $1,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“The Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA

Dryden Small-Cap Core Equity Fund, Inc.	31

Notes to Financial Statements

Cont’d

provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended October 31, 2006.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended October 31, 2006, the Fund incurred approximately $68,300 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

PIM is the Fund’s security lending agent. For the year ended October 31, 2006, PIM has been compensated approximately $34,800 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2006 were $137,264,285 and $133,171,510 respectively.

32	Visit our website at www.jennisondryden.com

As of October 31, 2006, the Fund had securities on loan with an aggregate market value of $42,123,157. The Fund received $43,904,363 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Tax Information

In order to present accumulated net investment loss and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par and accumulated net investment loss. For the year ended October 31, 2006, the adjustments were to decrease accumulated net investment loss and paid-in-capital in excess of par by $448,307 due to a net operating loss. Net investment loss, net realized gains and net assets were not affected by this change.

The United States federal income tax basis of the Funds’ investments and the net unrealized appreciation as of October 31, 2006 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$157,491,253	$38,120,420	$1,178,516	$36,941,904

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

There were no distributions paid during the years ended October 31, 2006 and October 31, 2005.

As of October 31, 2006, the Fund had no undistributed ordinary income or long-term capital gains on a tax basis.

As of October 31, 2006, the Fund had a capital loss carryforward for tax purposes of approximately $6,058,200 which expires in 2008. During the year ended October 31, 2006, the Fund utilized approximately $7,669,900 of its prior year capital loss carryforward. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

Dryden Small-Cap Core Equity Fund, Inc.	33

Notes to Financial Statements

Cont’d

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 500 million authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2006:
Shares sold	1,323,826	$24,582,613
Shares reacquired	(1,535,380)	(28,579,234)

Net increase (decrease) in shares outstanding before conversion	(211,554)	(3,996,621)
Shares issued upon conversion from Class B	252,300	4,594,231

Net increase (decrease) in shares outstanding	40,746	$597,610

Year ended October 31, 2005:
Shares sold	1,543,896	$25,876,449
Shares reacquired	(841,475)	(13,679,582)

Net increase (decrease) in shares outstanding before conversion	702,421	12,196,867
Shares issued upon conversion from Class B	2,547,393	40,702,883

Net increase (decrease) in shares outstanding	3,249,814	$52,899,750

34	Visit our website at www.jennisondryden.com

Class B	Shares	Amount
Year ended October 31, 2006:
Shares sold	125,028	$2,180,812
Shares reacquired	(161,173)	(2,800,607)

Net increase (decrease) in shares outstanding before conversion	(36,145)	(619,795)
Shares reacquired upon conversion into Class A	(268,666)	(4,594,231)

Net increase (decrease) in shares outstanding	(304,811)	$(5,214,026)

Year ended October 31, 2005:
Shares sold	280,776	$4,272,228
Shares reacquired	(366,541)	(5,591,231)

Net increase (decrease) in shares outstanding before conversion	(85,765)	(1,319,003)
Shares reacquired upon conversion into Class A	(2,689,522)	(40,702,883)

Net increase (decrease) in shares outstanding	(2,775,287)	$(42,021,886)

Class C
Year ended October 31, 2006:
Shares sold	461,406	$8,131,445
Shares reacquired	(194,035)	(3,422,499)

Net increase (decrease) in shares outstanding	267,371	$4,708,946

Year ended October 31, 2005:
Shares sold	271,312	$4,154,073
Shares reacquired	(160,358)	(2,451,102)

Net increase (decrease) in shares outstanding	110,954	$1,702,971

Class Z
Year ended October 31, 2006:
Shares sold	338,376	$6,573,035
Shares reacquired	(102,710)	(1,941,209)

Net increase (decrease) in shares outstanding	235,666	$4,631,826

Year ended October 31, 2005:
Shares sold	154,752	$2,527,690
Shares reacquired	(58,495)	(975,774)

Net increase (decrease) in shares outstanding	96,257	$1,551,916

Dryden Small-Cap Core Equity Fund, Inc.	35

Notes to Financial Statements

Cont’d

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits or expenses resulting from tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and interim periods within those fiscal years and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

36	Visit our website at www.jennisondryden.com

Financial Highlights

OCTOBER 31, 2006	ANNUAL REPORT

Dryden Small-Cap Core Equity Fund, Inc.

Financial Highlights

Class A
Year ended October 31, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$16.82

Income (loss) from investment operations:
Net investment loss	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.61

Total from investment operations	2.58

Net asset value, end of year	$19.40

Total Return(b):	15.34%
Ratios/Supplemental Data:
Net assets, end of year (000)	$102,497
Average net assets (000)	$100,311
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.17%
Expenses, excluding distribution and service (12b-1) fees	.92%
Net investment loss	(.15)%
For Class A, B, C, and Z shares:
Portfolio turnover rate	93%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, reflecting adjustments to conform to generally accepted accounting principles.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class A
Year ended October 31,
2005(a)	2004(a)	2003	2002(a)

$14.55	$12.46	$9.21	$9.36

(.05)	(.03)	(.05)	(.06)
2.32	2.12	3.30	(.09)

2.27	2.09	3.25	(.15)

$16.82	$14.55	$12.46	$9.21

15.60%	16.77%	35.29%	(1.60)%

$88,163	$28,992	$24,020	$19,707
$64,984	$25,050	$20,487	$23,299

1.40%	1.31%	1.37%	1.32%
1.15%	1.06%	1.12%	1.07%
(.32)%	(.22)%	(.44)%	(.57)%

90%	59%	41%	44%

Dryden Small-Cap Core Equity Fund, Inc.	39

Financial Highlights

Cont’d

Class B
Year ended October 31, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.84

Income (loss) from investment operations:
Net investment loss	(.16)
Net realized and unrealized gain (loss) on investment transactions	2.45

Total from investment operations	2.29

Net asset value, end of year	$18.13

Total Return(b):	14.46%
Ratios/Supplemental Data:
Net assets, end of year (000)	$16,156
Average net assets (000)	$17,752
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.92%
Expenses, excluding distribution and service (12b-1) fees	.92%
Net investment loss	(.92)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, reflecting adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Class B
Year ended October 31,
2005(a)	2004(a)	2003	2002(a)

$13.80	$11.91	$8.87	$9.08

(.16)	(.13)	(.12)	(.13)
2.20	2.02	3.16	(.08)

2.04	1.89	3.04	(.21)

$15.84	$13.80	$11.91	$8.87

14.78%	15.87%	34.27%	(2.31)%

$18,937	$54,813	$54,465	$47,215
$29,025	$55,145	$47,708	$56,876

2.15%	2.06%	2.12%	2.07%
1.15%	1.06%	1.12%	1.07%
(1.10)%	(1.00)%	(1.19)%	(1.32)%

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	41

Financial Highlights

Cont’d

Class C
Year ended October 31, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.84

Income (loss) from investment operations:
Net investment loss	(.16)
Net realized and unrealized gain (loss) on investment transactions	2.45

Total from investment operations	2.29

Net asset value, end of year	$18.13

Total Return(b):	14.46%
Ratios/Supplemental Data:
Net assets, end of year (000)	$18,647
Average net assets (000)	$16,024
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.92%
Expenses, excluding distribution and service (12b-1) fees	.92%
Net investment loss	(.89)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

Class C
Year ended October 31,
2005(a)	2004(a)	2003	2002(a)

$13.80	$11.91	$8.87	$9.08

(.17)	(.13)	(.12)	(.13)
2.21	2.02	3.16	(.08)

2.04	1.89	3.04	(.21)

$15.84	$13.80	$11.91	$8.87

14.78%	15.87%	34.27%	(2.31)%

$12,056	$8,975	$8,616	$7,355
$10,575	$8,656	$7,397	$8,066

2.15%	2.06%	2.12%	2.07%
1.15%	1.06%	1.12%	1.07%
(1.11)%	(.99)%	(1.19)%	(1.32)%

See Notes to Financial Statements.

Dryden Small-Cap Core Equity Fund, Inc.	43

Financial Highlights

Cont’d

Class Z
Year ended October 31, 2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$17.14

Income (loss) from investment operations:
Net investment income (loss)	.02
Net realized and unrealized gain (loss) on investment transactions	2.66

Total from investment operations	2.68

Net asset value, end of year	$19.82

Total Return(b):	15.64%
Ratios/Supplemental Data:
Net assets, end of year (000)	$13,011
Average net assets (000)	$9,637
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.92%
Expenses, excluding distribution and service (12b-1) fees	.92%
Net investment income (loss)	.13%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, reflecting adjustments to conform to generally accepted accounting principles.

See Notes to Financial Statements.

44	Visit our website at www.jennisondryden.com

Class Z
Year ended October 31,
2005(a)	2004(a)	2003	2002(a)

$14.79	$12.64	$9.32	$9.44

(.02)	.01	(.02)	(.03)
2.37	2.14	3.34	(.09)

2.35	2.15	3.32	(.12)

$17.14	$14.79	$12.64	$9.32

15.89%	17.01%	35.62%	(1.27)%

$7,212	$4,798	$2,223	$1,679
$6,394	$3,332	$1,827	$2,078

1.15%	1.06%	1.12%	1.07%
1.15%	1.06%	1.12%	1.07%
(.09)%	.08%	(.19)%	(.32)%

Dryden Small-Cap Core Equity Fund, Inc.	45

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Dryden Small-Cap Core Equity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Dryden Small-Cap Core Equity Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended September 30, 2004, were audited by another independent registered public accounting firm whose report dated November 20, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 22, 2006

46	Visit our website at www.jennisondryden.com

Management of the Fund

Information pertaining to the Directors of Dryden Small-Cap Core Equity Fund, Inc. (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (54), Director since 2005(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Director since 2003(3) Oversees 77 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (72), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Director since 1997(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Director since 1997(3) Oversees 74 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Director since 1997(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Dryden Small-Cap Core Equity Fund, Inc.	47

Stephen G. Stoneburn (63), Director since 2003(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Director since 1997(3) Oversees 75 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (58), President since 2003 and Director since 2000(3) Oversees 73 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Director since 1997(3) Oversees 153 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48), Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

48	Visit our website at www.jennisondryden.com

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 1997(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Andrew R. French (44), Assistant Secretary since October 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anti-Money Laundering Compliance Officer since October 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Dryden Small-Cap Core Equity Fund, Inc.	49

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Directors, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Directors and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

50	Visit our website at www.jennisondryden.com

Approval of Advisory Agreements

The Board of Directors (the “Board”) of the Dryden Small-Cap Core Equity Fund, Inc. (the “Fund”) oversees the management of the Fund and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-8, 2006 and approved the renewal of the agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-year, three-year and five-year time periods ending December 31, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor that was dispositive and each Director attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-8, 2006.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Dryden Small-Cap Core Equity Fund, Inc.

Approval of Advisory Agreements (continued)

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of Dryden Small-Cap Core Equity Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund had achieved performance that was in the second quartile over one-year, three-year and five-year periods ending December 31 in relation to the group of comparable funds in a Peer Universe. The Board noted that the Fund had outperformed against its benchmark index over the same one-year, three-year and five-year time periods. The Board further noted that the Fund had outperformed in comparison to peer funds over the same time periods.

The Board concluded that the Fund’s performance was satisfactory.

Visit our website at www.jennisondryden.com

Fees and Expenses

The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds.

The Fund’s management fee ranked in the first quartile in its Peer Group, and was the lowest management fee charged among all of the mutual funds included in the Fund’s Peer Group. The Board concluded that the management and subadvisory fees were reasonable.

The Board further noted that during 2005 and continuing through 2006, several initiatives had commenced which, when fully implemented, were expected to result in cost savings and expense reductions for the Fund.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. In light of the Fund’s current size and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Dryden Small-Cap Core Equity Fund, Inc.

Approval of Advisory Agreements (continued)

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	9.06%	14.39%	7.18%
Class B	9.52	14.73	7.05
Class C	13.46	14.83	7.04
Class Z	15.69	16.00	8.13

Average Annual Total Returns (Without Sales Charges) as of 10/31/06
	One Year	Five Years	Since Inception
Class A	15.41%	15.69%	7.86%
Class B	14.52	14.84	7.05
Class C	14.46	14.83	7.04
Class Z	15.69	16.00	8.13

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 11/10/97.

The graph compares a $10,000 investment in the Dryden Small-Cap Core Equity Fund, Inc. (Class A shares) with a similar investment in the S&P SmallCap 600 Index by portraying the initial account values at the commencement of operations of Class A shares (November 10, 1997) and the account values at the end of the current fiscal year (October 31, 2006) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through October 31, 2006, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P SmallCap 600 Index is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors. It gives a broad look at how small-cap stock prices in the United States have performed. The S&P SmallCap 600 Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the S&P SmallCap 600 Index may differ substantially from the securities in the Fund. The S&P SmallCap 600 Index is not the only index that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase in certain circumstances. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden Small-Cap Core Equity Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Small-Cap Core Equity Fund, Inc., PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Small-Cap Core Equity Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PQVAX	PQVBX	PQVCX	PSQZX
CUSIP	26249A103	26249A202	26249A301	26249A400

MF176E    IFS-A127722    Ed. 12/2006

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2006 and October 31, 2005, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $16,700 and $16,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2006 and 2005. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2006 and 2005 was $317,300 and $51,000, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Small-Cap Core Equity Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date December 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date December 22, 2006

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date December 22, 2006

*	Print the name and title of each signing officer under his or her signature.